                                                                     EXHIBIT 4.2

Number                                                                   Shares
P O

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                           AUTO-Q INTERNATIONAL, INC.


                        1,000,000 SHARES PAR VALUE $.0001
                                EACH COMMON STOCK

                                                                 See reverse for
                                                             Certain Definitions



This is to certify that _______________________________________is the owner of

------------------------------------------------------------------------------
           FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK OF
                           AUTO-Q INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate property endorsed.



WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


---------------------------                     -------------------------------
                  Secretary                                           President


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws ore regulations.



TEN COM  - as tenants in common                    UNIF GIFT MIN ACT...(Cust)

TEN ENT  - as tenants by the entireties            Under Uniform Gifts to Minors
                                                   Act... (State)

JT TEN   - as joint tenants with right of
           Survivorship and not as tenants in
           common
           Additional abbreviations may also be
           used though not in the above list

For value received _______________________ hereby sell, assign and transfer unto (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
[                            ]



-------------------------------------------------------------------------------
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ___________________________
                  In presence of



-----------------------------------------------------------------------------


          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                 PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT
                             OR ANY CHANGE WHATEVER


                                      -2-